Dear Shareholders:

The financial markets have been exceptionally volatile over the past few weeks. Events began to unfold in mid August, when the Asian currency crisis bled over to the Far East markets causing those markets to stumble, setting off a domino-effect that spread to all world markets. Just as market observers were predicting a repeat of the October 19, 1987 slide, stocks rallied back.

At Calvert Group, we see this recent roller coaster ride as an example of the ups and downs inevitable in stock market investing. We don't believe the skies have suddenly darkened over the entire market. Fundamentals are still strong. There is no evidence of surging inflation, the economy is expanding at a sustainable pace and money continues to flow into the market.

For investors troubled by the recent volatility, we suggest two time-tested approaches. First, make investment decisions based on your time horizon and tolerance for risk. Second, diversifying among different types of asset classes can help lessen the sting of a sudden fall in stock prices. Your financial professional can help you decide whether your portfolio is well balanced.
In closing, I'd like to call your attention to the new format of our shareholder reports. The changes were intended to put you in closer contact with the portfolio manager and make the reports more interesting to read. We welcome your comments.
Sincerely,


Barbara J. Krumsiek
President and CEO
November 3, 1997

A DISCUSSION WITH VICE PRESIDENT
OF EQUITIES, JOHN NICHOLS

How would you characterize the investment climate over the past six months?

Modest inflation and relatively stable interest rates combined with sustained growth in corporate profits allowed the stock market to rack up additional gains. The market's advance was broad-based, with all major stock market averages posting positive returns.

How did the Fund perform?

Small-caps staged an impressive turnaround during the final quarter of this reporting period, which allowed the Fund to generate a six-month return more in line with our benchmark, the Russell 2000 Index.

Calvert Group just announced a change in Strategic Growth Fund management. Would you explain the reason for the change?

Just after the close of this reporting period, management of the Fund's assets was transferred from Portfolio Advisory Services, Inc. to Awad & Associates. We made this change in order to give investors the benefit of a more proven investment approach.

This manager looks to identify small-capitalization companies whose financial strength has not yet been recognized by Wall Street. The firm focuses on companies that provide a niche product or service and have above-average growth prospects.

Calvert Group also asked shareholders to approve a merger of this Fund into another Calvert Group fund, the Calvert New Vision Small Cap Fund. How would a merger benefit shareholders?

Shareholders would benefit from the significantly lower management fees in the New Vision Fund. Also, a merger would potentially lower fund operating expenses, since costs could be spread over a larger shareholder base. In addition, we expect New Vision's share price to be less volatile than Strategic Growth's, because this Fund does not move in and out of the stock market as dramatically or utilize options or futures contracts as a way of limiting risk or enhancing returns.

If approved, the merger would occur on December 12, 1997. This would not be a taxable event, since all of your shares of Strategic Growth would be exchanged for shares of New Vision. The number of shares exchanged will depend on the Funds' share prices on the day of the transaction.

What's your outlook for the markets over the next six months?
The stock market will likely exhibit a high degree of volatility as investors await the next Federal Reserve meeting. We are not anticipating a steep increase in rates, although the Fed may take some action to keep inflation in check.

Stocks are not likely to expand as much as they have in the past few years, but the market's foundation looks solid. The economy is growing at a healthy pace, inflation appears tame and corporations continue to report growth in earnings. The portfolio manager's ability to select stocks will likely be the key to good performance.

October 20, 1997

Portfolio Statistics
September 30, 1997

Ten Largest Stock Holdings

                                            % of Net Assets

Electronic Arts, Inc.                       2.5%
CUC International, Inc.                     2.4%
Arterial Vascular Engineer, Inc.            2.1%
Saville Systems                             1.8%
Lone Star Technologies, Inc.                1.7%
Linens 'N Things, Inc.                      1.7%
Xilinx, Inc.  1.6%
SunAmerica, Inc.                            1.6%
Corporate Express, Inc.                     1.6%
Tuboscope, Inc.                             1.6%
Total    18.6%

Investment Performance

                                            6 Months          12 Months
Strategic
Growth Fund                                 24.86%            -11.04%
S&P 500 Index
Mthly. Reinvested                           26.24%            40.43%
Russell 2000
Index TR                                    33.51%            33.19%





Investment performance is for Class A shares and does not reflect the deduction of any front-end sales charge. TR represents total return.

Source: Lipper Analytical Services, Inc.

PORTFOLIO STATISTICS
September 30, 1997

Average Annual Total Returns

     Class A Shares
                                            as of 9/30/97

One year                                    -15.26%
Since inception                             6.20%
(5/05/94)

     Class C Shares
                                            as of 9/30/97

One year                                    -11.69%
Since inception                             6.90%
(5/05/94)

Performance Comparison
Comparison of change in value of $10,000 investment.

line graph here showing comparison from 5/94 to 9/97

Calvert Strategic Growth Fund (A) $12,277
Calvert Strategic Growth Fund (C) $12,555
S&P 500 Index Monthly Reinvested - $22,723
Russell 2000 Index TR - $18,741

Total returns assume reinvestment of dividends and, for Class A shares, reflect the deduction of the Fund's maximum sales charge of 4.75%. No sales charge has been applied to the index used for comparison. Past performance is no guarantee of future results.

SCHEDULE OF INVESTMENTS
SEPTEMBER 30, 1997

Equity Securities - 48.5%                   Shares            Value
Airlines - 0.2%
Southwest Airlines Co.                      5,600             $178,850
                                                              178,850

Building - 0.7%
Standard Pacific Corp.                      76,800            806,400
                                                              806,400

Commercial Services - 4.2%
Concord EFS, Inc.*                          46,100            1,244,700
CUC International, Inc.*                    84,400            2,616,400
NCO Group, Inc.*                            20,700            765,900
                                                              4,627,000

Computer - Memory Devices - 0.9%
Iomega Corp.*                               37,600            982,300
                                                              982,300

Computer - Networks - 1.8%
3Com Corp.*                                 22,800            1,168,500
Cisco Systems, Inc.*                        11,400            832,913
                                                              2,001,413

Computer - Peripheral Equipment - 1.2%
Bay Networks, Inc.*                          33,500           1,293,937
                                                              1,293,937

Computer - Systems - 1.8%
Saville Systems*                             27,700           1,945,925
                                                              1,945,925

Electronics - Semiconductor
Equipment - 1.6%
Xilinx, Inc.*                               35,200            1,782,000
                                                              1,782,000

Electronics - Semiconductor
Manufacturing - 6.2%
Applied Materials, Inc.*                    15,500            1,476,375
CFM Technologies, Inc.*                     25,500            999,281
Integrated Silicon Solution, Inc.*          40,900            455,013
Linear Technology Corp.                     10,600            728,750
Maxim Integrated Products, Inc.*            15,800            1,128,713
Novellus Systems, Inc.*                     9,700             1,222,200
PMC Sierra, Inc.*                           4,600             117,300
Uniphase Corp.*                             8,700              691,650
                                                              6,819,282

Equity Securities (Cont'd)                  Shares            Value
Financial Services - 0.4%
Healthcare Financial Partners, Inc.*        14,300            $441,513
                                                              441,513

Food - 1.2%
Wild Oats Markets, Inc.*                    42,100            1,257,737
                                                              1,257,737

Human Resources - Services - 1.2%
Corestaff, Inc.*                            39,400            1,275,575
                                                              1,275,575

Insurance - 1.6%
SunAmerica, Inc.                            45,300            1,775,194
                                                              1,775,194

Medical - Information Systems - 1.6%
HBO & Co.                                   45,400            1,713,850
                                                              1,713,850

Medical - Instruments - 2.1%
Arterial Vascular Engineer, Inc.*           41,200            2,286,600
                                                              2,286,600

Oil and Gas - Drilling - 0.7%
Patterson Energy, Inc.*                     15,600            817,050
                                                              817,050

Oil and Gas - Field Services - 1.6%
Tuboscope, Inc. *                           55,900            1,753,863
                                                              1,753,863

Pollution Control - Services - 0.1%
Newpark Resources, Inc. *                   3,900             153,319
                                                              153,319

Printing - 0.2%
Consolidated Graphics, Inc.*                3,700             184,075
                                                              184,075

Retail - Apparel and Shoes - 0.0%
Vans, Inc.*                                 1,600             25,600
                                                              25,600

Retail - Bedding -  1.7%
Linens N Things, Inc.*                       55,400           1,855,900
                                                              1,855,900

Retail - Office Supplies - 1.6%
Corporate Express, Inc.*                    83,200            1,757,600
                                                              1,757,600

Equity Securities (Cont'd)                  Shares            Value
Software - Computer - 5.7%
Arbor Software Corp.*                       26,700            $1,236,544
Intersolv, Inc.*                            37,100            575,050
Memco Software Ltd.*                        72,700            1,599,400
Peoplesoft, Inc.*                           20,600            1,230,850
Rational Software Corp.*                    65,600            1,049,600
Rogue Wave Software, Inc.*                  37,200            511,500
                                                              6,202,944

Software - Education and
Entertainment - 2.5%
Crystal Dynamics, Inc., Series D+           13,334            62,403
Electronic Arts, Inc.*                      70,300            2,715,337
                                                              2,777,740

Software - Internet - 0.4%
America Online, Inc.*                       5,200             392,275
                                                              392,275

Steel - 2.7%
Lone Star Technologies, Inc.*               35,800            1,868,313
Steel Dynamics, Inc.*                       46,500            1,092,750
                                                              2,961,063

Telecommunications - 2.6%
Ciena Corp.*                                30,000            1,485,937
Pacific Gateway Exchange, Inc.*             33,400            1,306,775
Sourcecom Corp., Series B, Preferred*+                        100,000  0
                                                              2,792,712

Textile - Apparel - 1.1%
Jones Apparel Group, Inc.*                  23,300            1,258,200
                                                              1,258,200

Wholesale - Miscellaneous Goods - 0.9%
Action Performance Companies, Inc.*         34,200            996,075
                                                              996,075

         Total Equity Securities
 (Cost $46,371,184)                                           53,115,992

Options Purchased - 9.2%                    Contracts

                                            Shares            Value
S&P 500 Index Call Options
Expiration 12/20/97, Strike Price 890       1,000             8,112,500
S&P 500 Index Put Options
Expiration 12/20/97, Strike Price 900       1,000             1,937,500

  Total Options Purchased (Cost $9,766,500)                   10,050,000

                                            Principal
Repurchase Agreements - 7.3%                Amount            Value
Union Bank of Switzerland: 6.20%,
dated 9/30/97, due 10/1/97
(Collateral: $8,189,995,
FNMA, 8.00%, 2/1/22)                        $8,000,000        8,000,000

Total Repurchase Agreements
 (Cost $8,000,000)                                            8,000,000

                                            Principal
Corporate Obligations - 5.5%                Amount            Value
Garden City Hospital, Michigan
 VRDN, 5.68%, 10/1/17,
LOC: First American Bank, MI**              $3,000,000        $3,000,000
PRD Finance LLC., VRDN,
 5.68%, 4/1/27, LOC: First
American Bank, MI**                         3,000,000         3,000,000

Total Corporate Obligations
(Cost $6,000,000)                                             6,000,000

U.S. Treasury - 2.3%
U.S. Treasury Notes, 5.875%, 2/15/00        2,500,000         2,501,475

Total U.S. Treasury (Cost $2,457,543)                         2,501,475

Community Loan Notes - 2.1%
Cascadia Revolving Loan Fund, 4.00%,
 4/30/99+                                   75,000            72,360
Dorchester Bay Economic Development
Corp., 4.50%, 6/30/00+                      100,000           95,903
Illinois Facilities Fund, 4.00%, 9/30/99+   250,000           235,785
Low Income Housing Fund, 4.00%,
 1/12/99+                                   350,000           343,955
Mercy Loan Fund, 4.00%, 1/13/01+            200,000           196,546
Minnesota Non Profits Assistance Fund,
3.00%, 4/30/01+                             200,000           191,906
Northeast South Dakota Energy
Conservation Corp.,
     4.00%, 4/30/99+                        75,000            72,360
Ohio Community Development
Finance Fund, 5.00%,
     5/31/99+                               500,000          485,040
Rural Community Assistance Fund,
 4.00%, 6/28/99+                            100,000           95,570
Self Help Ventures Fund, 4.00%, 3/31/00+    300,000           290,586
Unitarian Universalist Affordable
Housing Corp., 4.00%,
     6/28/99+ 80,000                        76,722
Washington Area Community
Investment Fund, 4.00%,
     6/28/99+ 100,000                       95,903
Working Capital Management,
 4.00%, 9/30/02+                            50,000            47,157

     Total Community Loan Notes
(Cost $2,380,000)                                             2,299,793

Municipal Obligations - 1.8%
Texas State VRDN, 5.69%, 12/1/27,
 TOA: Citibank **                           2,000,000         2,000,000

Total Certificates of Deposit
 (Cost $2,000,000)                                            2,000,000

Certificates of Deposit - 0.2%
Self Help Credit Union, 5.10%, 2/24/98      100,000           99,581
South Shore Bank, 5.35%, 2/9/98             200,000           199,108

Total Certificates of Deposit
 (Cost $300,000)                                              298,689

TOTAL INVESTMENTS
 (Cost $77,275,227) - 76.9%                                   $84,265,949
Other assets and liabilities, net - 23.1%                     25,305,723
Net Assets - 100%                                             $109,571,672

SCHEDULE OF SECURITIES SOLD SHORT
SEPTEMBER 30, 1997

Equity Securities                           Shares            Value
Spine Tech, Inc.                            5,600             $210,700

TOTAL EQUITY SECURITIES
SOLD SHORT
(Proceeds $282,404)                                           $210,700


SCHEDULE OF OPTIONS WRITTEN
SEPTEMBER 30, 1997


Options Written                             Contracts

America Online, Inc., Call Options
     Expiration 10/18/97, Strike Price 75   52                16,250
Applied Materials, Inc., Call Options
     Expiration 10/18/97, Strike Price 110  155               9,687
Cisco Systems, Inc., Call Options
     Expiration 10/18/97, Strike Price 85   114               1,425
Concord EFS, Inc., Call Options
     Expiration 12/20/97, Strike Price 30   305               28,593
HBO & Co., Call Options
     Expiration 10/18/97, Strike Price 42.5 227               11,350
Linear Technology Corp., Call Options
     Expiration 10/18/97, Strike Price 75   106               8,613
Peoplesoft, Inc., Call Options
     Expiration 10/18/97, Strike Price 65   206               14,163
S&P 500 Index Put Options
     Expiration 12/20/97, Strike Price 890  1,000             1,700,000
S&P 500 Index Call Options
     Expiration 12/20/97, Strike Price 900  1,000             7,350,000

         TOTAL OPTIONS WRITTEN
         (Premium $9,176,299)                                 $9,140,081


*        Non-income producing.
+        Restricted securities representing 2.2% of net assets
         were valued by the Board of Trustees. See Note A.
**       Optional tender features give these securities a shorter
        effective maturity date.

Abbreviations:
VRDN: Variable Rate Demand Notes
LOC: Letter of Credit
TOA: Tender Option Agreement

STATEMENT OF ASSETS AND LIABILITIES
SEPTEMBER 30, 1997

Assets
Investment in securities, at value                            $84,265,949
Cash                                                          216,911
Receivable for securities sold                                34,296,756
Receivable for shares sold                                    141,027
Interest and dividends receivable                             111,337
Deposits with brokers                                         1,106,459
Other assets                                                  16,833
     Total assets                                             120,155,272

Liabilities
Payable for securities purchased                              56,127
Payable for shares redeemed                                   853,710
Securities sold short, at value (proceeds $282,404)           210,700
Options written, at value (premium $9,176,299)                9,140,081
Payable to Calvert Asset Management Co., Inc.                 163,870
Payable to Calvert Administrative Services Co.                18,489
Payable to Calvert Shareholder Services, Inc.                 28,116
Payable to Calvert Distributors, Inc.                         32,488
Accrued expenses and other liabilities                        80,019
     Total liabilities                                        10,583,600
         Net assets                                           $109,571,672

Net Assets Consist of:
Paid-in capital applicable to the following
 shares of beneficial interest;
     unlimited number of no par shares authorized:
         Class A:  5,464,096 shares outstanding               90,335,633
         Class C:  859,328  shares outstanding                14,213,046
Undistributed net investment income (loss)                    (828,741)
Accumulated net gain (loss) on investments                    (1,246,910)
Net unrealized appreciation (depreciation) on investments     7,098,644

     Net Assets                                               $109,571,672

Net Asset Value per Share
Class A (based on net assets of $94,946,512)                  $17.38
Class C (based on net assets of $14,625,160)                  $17.02

STATEMENT OF OPERATIONS
SIX MONTHS ENDED SEPTEMBER 30, 1997

Net Investment Income
Investment Income
    Interest income                                           $566,973
    Dividend income                                           70,109
       Total investment income                                637,082

Expenses
    Investment advisory fee                                   788,747
    Transfer agency fees and expenses                         184,227
    Distribution Plan expenses:
       Class A                                                121,342
       Class C                                                80,090
    Trustees' fees and expenses                               31,517
    Administrative fees                                       113,092
    Custodian fees                                            21,142
    Registration fees                                         18,089
    Reports to shareholders                                   48,840
    Professional fees                                         15,789
    Miscellaneous expenses                                    64,090
       Total expenses                                         1,486,965
       Fees paid indirectly                                   (21,142)
       Net expenses                                           1,465,823

           Net Investment Income (Loss)                       (828,741)

Realized and Unrealized Gain (Loss) on Investments
Net realized gain (loss) on:
       Securities                                             16,001,197
       Options written                                        (392,137)
       Securities sold short                                  (1,086,979)
                                                              14,522,081

Change in unrealized appreciation or depreciation             11,283,410

    Net Realized and Unrealized Gain
    (Loss) on Investments                                     25,805,491

    Increase (Decrease) in Net Assets
    Resulting From Operations                                 $24,976,750


See notes to financial highlights.

STATEMENTS OF CHANGES IN NET ASSETS

                                    Six Months Ended          Year Ended
                                    September 30, 1997        March 31, 1997

Increase (Decrease) in Net Assets
Net investment income (loss)        $(828,741)                $(1,480,503)
Net realized gain (loss)            14,522,081                (13,077,727)
Change in unrealized
appreciation or depreciation        11,283,410                (17,618,112)

Increase (Decrease) in Net
 Assets Resulting
From Operations                     24,976,750                (32,176,342)

Distributions to shareholders from
     Net investment income:
         Class A Shares                     -                 -
         Class C Shares                     -                 -
     Net realized gain:
         Class A Shares                     -                 (7,118,058)
         Class C Shares                     -                 (1,330,049)
     Total distributions                    -                 (8,448,107)

Capital share transactions:
     Shares sold:
         Class A Shares                     8,660,720         56,234,527
         Class C Shares                     832,456           8,079,284
     Reinvestment of distributions:
         Class A Shares                     -                 6,395,403
         Class C Shares                     -                 1,289,807
     Shares redeemed:
         Class A Shares                     (29,852,917)      (59,113,828)
         Class C Shares                     (6,193,902)       (12,207,897)
     Total capital share transactions       26,553,643)        677,296

Total Increase (Decrease)
 in Net Assets                              (1,576,893)       (39,947,153)

Net Assets
Beginning of period                         111,148,565       151,095,718
End of period (including undistributed
 net investment
income (loss) of $(828,741)
and $0, respectively.)                      $109,571,672      $111,148,565

Capital Share Activity
Shares sold:
     Class AShares                          573,202           2,902,855
     Class CShares                          57,120            417,613
Reinvestment of distributions:
     Class A Shares                         -                 345,512
     Class C Shares                         -                 70,791
Shares redeemed:
     Class A Shares                         (1,907,296)       (3,190,167)
     Class C Shares                         (405,624)         (660,334)
Total capital share activity                (1,682,598)       (113,730)





See notes to financial highlights.

NOTES TO FINANCIAL STATEMENTS

Note A-Significant Accounting Policies

General: The Calvert Strategic Growth Fund (the "Fund"), a series of The Calvert Fund, is registered under the Investment Company Act of 1940 as a non-diversified, open-end management investment company. The operations of each series are accounted for separately. The Fund offers Class A and Class C shares of beneficial interest. Class A shares are sold with a maximum front-end sales charge of 4.75%. Class C shares, which have no transaction-based sales charge, have a higher annual expense rate than Class A. Each class has different: (a) dividend rates, due to differences in Distribution Plan expenses and other class specific expenses, (b) exchange privileges and (c) class specific voting rights.

Security Valuation: Securities listed or traded on a national securities exchange are valued at the last reported sale price. Unlisted securities and listed securities for which the last sale price is unavailable are valued at the most recent bid price or based on a yield equivalent obtained from the securities' market maker. The Fund may invest in securities whose resale is subject to restrictions. Restricted securities and other securities and assets for which market quotations are not available or deemed inappropriate are valued in good faith under the direction of the Board of Trustees.
In determining fair value, the Board considers all relevant qualitative and quantitative information available. These factors are subject to change over time and are reviewed periodically. The values assigned to fair value investments are based on available information and do not necessarily represent amounts that might ultimately be realized, since such amounts depend on future developments inherent in long-term investments. However, because of the inherent uncertainty of valuation, those estimated values may differ significantly from the values that would have been used had a ready market of the investments existed, and the differences could be material.
At September 30, 1997, $2,362,196 or 2.2% of net assets, were valued by the Board of Trustees.

Repurchase Agreements: The Fund may enter into repurchase agreements with recognized financial institutions or registered broker/dealers and, in all instances, holds underlying securities with a value exceeding the total repurchase price, including accrued interest. Although risk is mitigated by the collateral, the Fund could experience a delay in recovering its value and a possible loss of income or value if the counterparty fails to perform in accordance with the terms of the agreement.

Options: The Fund may write or purchase option securities. The option premium is the basis for recognition of unrealized or realized gain or loss on the option. The cost of securities acquired or the proceeds from securities sold through the exercise of the option is adjusted by the amount of the premium. Risks arise from the possible illiquidity of the options market and from movements in security values.

Futures Contracts: The Fund may enter into futures contracts agreeing to buy or sell a financial instrument for a set price at a future date. The Fund maintains securities with a value equal to its obligation under each contract. Initial margin deposits of either cash or securities are made upon entering into futures contracts; thereafter, variation margin payments are made or received daily reflecting the change in market value. Unrealized or realized gains and losses are recognized based on the change in market value. Risks of futures contracts arise from the possible illiquidity of the futures markets and the movement in the value of the investment or in interest rates. Securities Sold Short: The Fund may sell securities that it does not own in anticipation of a decline in their market price. Gains or losses represent the difference between the sale proceeds and the current market value of the security.
Deposits with Brokers: The Fund maintains liquid assets, including equivalent securities, sufficient to cover, on a daily basis, the current values of written options and securities sold short.

Security Transactions and Investment Income: Security transactions are accounted for on trade date. Realized gains and losses are recorded on an identified cost basis. Dividend income is recorded on the ex-dividend date. Interest income, accretion of discount and amortization of premium are recorded on an accrual basis. Dividends declared on securities sold short are reported as an expense. Investment income, expenses and realized and unrealized gains and losses are allocated to separate classes of shares based upon the relative net assets of each class.

Distributions to Shareholders: Distributions to shareholders are recorded by the Fund on ex-dividend date. Dividends from net investment income and distributions from net realized capital gains, if any, are paid at least annually. Distributions are determined in accordance with income tax regulations which may differ from generally accepted accounting principles; accordingly, periodic reclassifications are made within the Fund's capital accounts to reflect income and gains available for distribution under income tax regulations.

Estimates: The preparation of financial statements in conformity with generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of income and expenses during the reporting period. Actual results could differ from those estimates.

Expense Offset Arrangements: The Fund has an arrangement with its custodian bank whereby the custodian's fees are paid indirectly by credits earned on the Fund's cash on deposit with the bank. Such deposit arrangement is an alternative to overnight investments.

Federal Income Taxes: No provision for federal income or excise tax is required since the Fund intends to continue to qualify as a regulated investment company under the Internal Revenue Code and to distribute substantially all of its earnings.

Note B-Related Party Transactions

Calvert Asset Management Company, Inc. (the "Advisor") is wholly-owned by Calvert Group, Ltd. ("Calvert"), which is indirectly wholly-owned by Acacia Mutual Life Insurance Company. The Advisor provides investment advisory services and pays the salaries and fees of officers and affiliated Trustees of the Fund. For its services, the Advisor receives a monthly fee based on an annual rate of 1.5% of the Fund's average daily net assets. Effective May, 1995, the Fund began paying a monthly performance fee of plus or minus up to .15%, on an annual basis, of average daily net assets of the performance period depending on the Fund's performance compared to the Russell 2000 Index. For the period ended September 30, 1997, the performance fee adjustment decreased management fees by $64,116.

During the period from January 1, 1995 through December 31, 1996, the Advisor agreed to voluntarily reimburse certain Fund expenses. Under the investment advisory agreement, such expenses could be recaptured by the Advisor from January 1, 1997 through December 31, 1998 provided the Fund's expenses ratio does not exceed the lowest state expense limitation prevailing at the time of the voluntary reimbursement. Pursuant to this agreement, $47,638 of such expenses are subject to recapture by the Advisor and voluntary expenses waived prior to January 1, 1995 are now permanently waived.

Calvert Administrative Services Company, an affiliate of the Advisor, provides administrative services to the Fund for an annual fee, payable monthly, of .20% of the average daily net assets of the Fund.

Calvert Distributors, Inc., an affiliate of the Advisor, is the distributor and principal underwriter for the Fund. Distribution Plans, adopted by each class of shares, allow the Fund to pay the distributor for expenses and services associated with distribution of shares. The expenses paid may not exceed .35% and 1.00% annually of average daily net assets of each Class A and Class C, respectively.

The Distributor received $40,876 as its portion of commissions charged on sales of the Fund's shares.

Calvert Shareholder Services, Inc., an affiliate of the Advisor, acts as transfer, dividend disbursing and shareholder servicing agent for the Fund.

Each Trustee who is not affiliated with the Advisor receives an annual fee of $20,500 plus $1,500 for each Board and Committee meeting attended. Additional fees of up to $10,000 annually may be paid to the Chairperson of special committees of the Board. Trustees fees are allocated to each of the funds served.

Note C-Investment Activity

During the period, purchases and sales of investments, other than short-term securities, were $200,107,308 and $225,193,511, respectively.

The cost of investments owned at September 30, 1997 was substantially the same for federal income tax and financial reporting purposes. Net unrealized appreciation aggregated $6,990,722, of which $10,625,536 related to appreciated securities and $3,634,814 related to depreciated securities.
Net realized capital loss carryforwards, for federal income tax purposes, of $1,727,755 at March 31, 1997 may be utilized to offset current and future capital gains until expiration through March 31, 2005.




The following summarizes the Fund's transactions in written call and put options during the period:



Options                                     Contracts         Premiums
Outstanding, beginning of period            -                 $-
Written                                     16,185            16,225,768
Exercised                                   (1,015)           (433,135)
Closed                                      (10,763)          (6,375,668)
Expired                                     (1,242)           (240,666)
Outstanding, ending of period               3,165             $9,176,299



Securities having an aggregate market value of $17,669,713 were identified to cover open options written at September 30, 1997.

Note D-Line of Credit

Effective July 1, 1997, a financing agreement is in place with all Calvert Group Funds and State Street Bank and Trust Company ("the Bank"). Under the agreement, the Bank is providing an unsecured line of credit facility, in the aggregate amount of $50 million ($25 million committed and $25 million uncommitted), to be accessed by the Funds for temporary or emergency purposes only. Borrowings under this facility bear interest at the overnight Federal Funds Rate plus .50% per annum. A commitment fee of .10% per annum will be incurred on the unused portion of the committed facility which will be allocated to all participating funds. This fee is paid quarterly in arrears. The Fund had no loans outstanding pursuant to this line of credit at September 30, 1997.

Note E-Subsequent Event

The shareholders of each class of the Fund will be asked to vote on December 9, 1997 on a merger into Calvert New Vision Small Cap Fund ("New
Vision"). The merger, if approved, would be effected by a tax-free exchange of net assets of the Fund for respective shares of New Vision.

FINANCIAL HIGHLIGHTS

                                            Periods Ended
                                            September 30,     March 31,
Class A Shares                              1997               1997

Net asset value, beginning                  $13.92            $18.64
Income from investment operations
     Net investment income (loss)           (.11)             (.16)
     Net realized and unrealized gain (loss)3.57              (3.53)
         Total from investment operations   3.46              (3.69)
Distributions from
     Net investment income                  -                 -
     Net realized gain                      -                 (1.03)
         Total distributions                -                 (1.03)
Total increase (decrease) in
 net asset value                            3.46              (4.72)
Net asset value, ending                     $17.38            $13.92

Total return*                               24.86%            (21.17%)
Ratios to average net assets:
     Net investment income (loss)           (.77%)(a)         (.73%)
     Total expenses+                        2.53%(a)          2.32%
     Net expenses                           2.50%(a)          2.30%
     Expenses reimbursed                    -                 .10%
Portfolio turnover                          221%              151%
Average commission rate paid                $.0666            $.0782
Net assets, ending (in thousands)           $94,947           $94,625
Number of shares outstanding,
     ending (in thousands)                  5,464             6,798

                                            Periods Ended
                                            March 31,         March 31,
Class A Shares                              1996              1995**

Net asset value, beginning                  $16.96            $15.00
Income from investment operations
  Net investment income (loss)              .13               .20
  Net realized and unrealized gain (loss)   1.96              2.21
         Total from investment operations   2.09              2.41
Distributions from
     Net investment income                  (.20)             (.04)
     Net realized gain                      (.21)             (.41)
         Total distributions                (.41)             (.45)
Total increase (decrease) in
net asset value                             1.68               1.96
Net asset value, ending                     $18.64            $16.96

Total return*                               12.56%            16.08%
Ratios to average net assets:
     Net investment income (loss)           .90%              1.47%(a)
     Total expenses+                        2.32%             N/A
     Net expenses                           2.29%             2.55%(a)
     Expenses reimbursed                    .14%              .31%(a)
Portfolio turnover                          402%              480%
Average commission rate paid                N/A               N/A
Net assets, ending (in thousands)           $125,606          $107,004
Number of shares outstanding,
     ending (in thousands)                  6,740             6,310

FINANCIAL HIGHLIGHTS

                                            Periods Ended
                                            September 30,     March 31,
Class C Shares                              1997              1997

Net asset value, beginning                  $13.68            $18.47
Income from investment operations
  Net investment income (loss)              (.29)             (.35)
  Net realized and unrealized gain (loss   )3.63              (3.41)
         Total from investment operations   3.34              (3.76)
Distributions from
     Net investment income                  -                 -
     Net realized gain                      -                 (1.03)
         Total distributions                -                 (1.03)
Total increase (decrease) in
net asset value                             3.34              (4.79)
Net asset value, ending                     $17.02            $13.68

Total return*                               24.42%            (21.75%)
Ratios to average net assets:
     Net investment income (loss)           (5.67%)(a)        (2.00%)
     Total expenses+                        3.21%(a)          3.11%
     Net expenses                           3.18%(a)          3.09%
     Expenses reimbursed                    -                 -
Portfolio turnover                          221%              151%
Average commission rate paid                $.0666            $.0782
Net assets, ending (in thousands)           $14,625           $16,524
Number of shares outstanding,
     ending (in thousands)                  859               1,208

                                            Periods Ended
                                            March 31,         March 31,
Class C Shares                              1996              1995**

Net asset value, beginning                  $16.86            $15.00
Income from investment operations
  Net investment income (loss)              (.02)             .12
  Net realized and unrealized gain (loss)   1.94              2.18
         Total from investment operations   1.92              2.30
Distributions from
     Net investment income                  (.10)             (.03)
     Net realized gain                      (.21)             (.41)
         Total distributions                (.31)             (.44)
Total increase (decrease) in
 net asset value                            1.61              1.86
Net asset value, ending                     $18.47            $16.86

Total return*                               11.57%            15.32%
Ratios to average net assets:
     Net investment income (loss)           .02%              .83%(a)
     Total expenses+                        3.18%             N/A
     Net expenses                           3.16%             3.45%(a)
     Expenses reimbursed                    -                 .20%(a)
Portfolio turnover                          402%              480%
Average commission rate paid                N/A               N/A
Net assets, ending (in thousands)           $25,490           $19,778
Number of shares outstanding,
     ending (in thousands)                  1,380             1,173


(a)  Annualized
*  Total return does not reflect deduction of Class A
   front-end sales charge.
+   Effective September 30, 1995, this ratio reflects total
    expenses before reduction for fees paid indirectly; such
    reductions are included in the ratio of net expenses.
**   From May 5, 1994 inception.
N/A  Disclosure not applicable to prior periods.

Calvert Group's
Family of Funds

Tax-Exempt
Money Market Funds
CTFR Money Market Portfolio
CTFR California Money Market Portfolio

Taxable
Money Market Funds
First Government Money Market Fund
CSIF Money Market Portfolio

Balanced Fund
CSIF Managed Growth Portfolio

Municipal Funds
CTFRLimited-Term Portfolio
CTFR Long-Term Portfolio
CTFR Vermont Municipal Portfolio
National Muni. Intermediate Portfolio
Arizona Muni. Intermediate Portfolio
California Muni. Intermediate Portfolio
Florida Muni. Intermediate Portfolio
Maryland Muni. Intermediate Portfolio
Michigan Muni. Intermediate Portfolio
New York Muni. Intermediate Portfolio
Pennsylvania Muni. Intermediate Portfolio
Virginia Muni. Intermediate Portfolio

Taxable Bond Funds
CSIF Bond Portfolio
Income Fund

Equity Funds
CSIFEquity Portfolio
Capital Accumulation Fund
CWV International Equity Fund
New Vision Small Cap Fund
Strategic Growth Fund
New Africa Fund

Calvert Group
INformation

To Open an Account
800-368-2748

Yields and Prices
Calvert Information Network
(24 hours, 7 days a week)
800-368-2745

Service for Existing Account
Shareholders: 800-368-2745
Brokers: 800-368-2746

TDDfor Hearing Impaired
800-541-1524

Branch Office
4550 Montgomery Avenue
Suite 1000 North
Bethesda, Maryland 20814

Registered, Certified
or Overnight Mail
Calvert Group
c/o NFDS, 6th Floor
1004 Baltimore
Kansas City, MO 64105-1807

Web Site
http://www.calvertgroup.com


Please check the inside back cover for
Calvert Group's Family of Funds.

This report is intended to provide fund
information to shareholders. It is not authorized for distribution to prospective investors unless preceded or accompanied by a prospectus.